                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
    Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a - 11(c) or (S)240.14a - 12

                                 INFRACOR, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)      Title of each class of securities to which transaction applies:
              ____________________________________________________________
     (2)      Aggregate number of securities to which transaction applies:
              ____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ____________________________________________________________
     (4)      Proposed maximum aggregate value of transaction:
              ____________________________________________________________
     (5)      Total fee paid:
              ____________________________________________________________

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)      Amount Previously Paid:
              ____________________________________________________________
     (2)      Form, Schedule or Registration Statement No.:
              ____________________________________________________________
     (3)      Filing Party:
              ____________________________________________________________
     (4)      Date Filed:
    _______________________________________________________

                                 INFRACOR, INC.

                           7400 Beaufont Springs Drive
                                    Suite 415
                            Richmond, Virginia 23225

                            NOTICE OF ANNUAL MEETING

                            TO BE HELD JULY 29, 2002

To the shareholders of InfraCor, Inc.:

     The annual meeting of shareholders of InfraCor, Inc. (the "Company") will be held on Monday, July 29, 2002 at 10:00 a.m. (local time) at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, for the following purposes:

     (1)  To elect two members to the Company's Board of Directors;

     (2) To ratify the appointment of the accounting firm of Goodman & Company, L.L.P. as independent auditors of the Company and its subsidiaries for the Company's 2002 fiscal year; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 3, 2002 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Dated: June 28, 2002



                                        By order of the Board of Directors,


                                        /s/ Allen Kahn, MD

                                        Allen Kahn, MD
                                        Secretary

                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 INFRACOR, INC.

                           7400 Beaufont Springs Drive
                                    Suite 415
                            Richmond, Virginia 23225

                             SOLICITATION OF PROXIES

     Solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of the Company to be used at the Annual Meeting of Shareholders to be held at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, on July 29, 2002 at 10:00 a.m., local time, and at any adjournments thereof. The date on which this Proxy Statement and accompanying Proxy are first being mailed is on or around June 28, 2002.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made by use of the mails, except that, if necessary, officers, directors, employees and agents of the Company or of its subsidiaries may solicit proxies by telephone, telegram, facsimile or personal contact. It is contemplated that brokerage houses and nominees will be requested to forward proxy solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable charges and expenses in this connection.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereupon, or, in the absence of such instructions, in accordance with the Board of Director's recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board of Directors at the address above.

     A copy of the Company's 2002 Annual Report to Shareholders is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

                               COMPANY SECURITIES

     The Company has fixed the close of business on June 3, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of June 3, 2002, the Company's voting securities consisted of (i) 16,572,387 outstanding shares of Common Stock, and (ii) 1,750,000 outstanding shares of Series A Convertible Preferred Stock, without par value per share ("Series A Stock").

     The holders of shares of Common Stock as of the close of business on June 3, 2002 are entitled to cast one vote per share on all matters voted on by the holders of Common Stock generally, including the election of directors, and do not have cumulative voting rights. Except as provided below, the holders of the Series A Stock are entitled to vote together with the holders of Common Stock as a single class on issues presented to a vote of the Company's shareholders, except under limited circumstances when such holders are entitled to vote as a separate class. The holders of the Series A Stock are entitled to vote on the basis of one vote per share held, but are not eligible to vote on Proposal No. 1 hereto. The shares of Series A Stock do not carry cumulative voting rights. The presence, either in person or by proxy, of the holders of shares representing a majority of the votes entitled to be cast on a matter by the voting group is necessary to constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, the holder is deemed present for quorum purposes for the remainder of the meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

                         ACTION TO BE TAKEN UNDER PROXY

     SHARES WILL BE VOTED AS INSTRUCTED IN THE ACCOMPANYING PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF SHAREHOLDERS. IF ANY DULY EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:

     (1) FOR the election of the two nominees as directors of the Company;

     (2) FOR the ratification of the appointment of the accounting firm of Goodman & Company, L.L.P. as independent auditors of the Company and its subsidiaries for the Company's 2002 fiscal year; and

     (3) FOR the recommendations of the Board of Directors on any other proposal that may properly come before the meeting.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of June 3, 2002, the beneficial ownership of each shareholder known to management of the Company to own beneficially more than 5% of each series of the Company's voting securities. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all securities shown as beneficially owned by them.

                                                                      Amount and Nature of
      Title of Class             Name of Beneficial Owner             Beneficial Owner (1)           Percent of Class (1)
Common Stock

                            Dr. Allen Kahn
                            55 E. Washington Street
                            Suite 2117
                            Chicago, Illinois  60602                     6,368,701 (2)                       33.1%

                            Coleman S. Lyttle
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                   2,156,444 (3) (4)                     12.2%

                            James B. Quarles
                            7400 Beaufont Springs Dr.
                            Richmond, Virginia 23225                     1,910,000 (5)                       10.3%

                            Thomas W. Marmon
                            515 Sanctuary Court NE
                            Grand Rapids, Michigan 49512               1,547,638 (6) (7)                      9.0%

                            John W. Winfield
                            The InterGroup Corporation
                            Santa Fe Financial Corporation (8)
                            2121 Avenue of the Start
                            Suite 2020
                            Los Angeles, California 90067                1,215,300 (9)                        7.3%

                            Navin D. Sheth
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                     1,558,000 (3)                        8.8%
Series A Preferred Stock

                            Coleman S. Lyttle
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                        100,000                           5.7%

                            Dr. Allen Kahn
                            55 East Washington Street
                            Suite 2117
                            Chicago, Illinois 60602                        1,500,000                         85.7%

                            Navin D. Sheth
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                        100,000                           5.7%

___________

(1) Based on 16,572,387 shares of Common Stock and 1,750,000 shares of Series A Stock issued and outstanding as of June 3, 2002 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of June 3, 2002.

(2) Includes 2,550,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(3) Includes 20,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock granted pursuant to the Company's 1997 Nonstatutory Option Plan and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(4) Does not include shares in the name of the estate of Stamie E. Lyttle, of which Coleman Lyttle is Executor, and the certain Trust created thereby of which Mr. Lyttle is trustee. Mr. Lyttle is not a beneficiary of the estate or the beneficial owner of shares of Common Stock owned by the estate or by any such trust.

(5) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Includes 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1997 Nonstatutory Option Plan, and 333,350 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(7)  Includes shares registered in the name of Thomas W. Marmon Trust.

(8) Mr. Winfield is the Chairman, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup") and Santa Fe Financial Corporation ("Santa Fe"), and is the controlling shareholder of InterGroup. InterGroup owns approximately 41% of Santa Fe, and Mr. Winfield, as an individual, owns 3.7% of Santa Fe. In his capacity as Chairman, President and Chief Executive Officer of Inter\Group and Santa Fe, Mr. Winfield may be deemed to have voting and dispositive power of shares of Company Common Stock held by InterGroup and Santa Fe.

(9) Based on information contained in the Schedule 13D of Mr. Winfield, InterGroup and Santa Fe, the Company believes that: (i) Mr. Winfield has sole voting and dispositive power with respect to 415,300 shares of Company Common Stock; (ii) Mr. Winfield may be deemed to have shared voting and dispositive power with respect to 600,000 shares of Company Common Stock, which include 500,000 shares held by InterGroup and 100,000 shares held by Santa Fe; and (iii) Mr. Winfield has no voting power but may be deemed to have shared dispositive power with respect to 200,000 shares of Company Common Stock held by members of Mr. Winfield's family.

                         STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of June 3, 2002, certain information regarding the beneficial ownership of Company Common Stock by each director and director nominee of the Company, by each executive officer of the Company, and by all directors and executive officers as a group. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all outstanding securities shown as beneficially owned by them.

                                                                      Amount and Nature of
      Title of Class             Name of Beneficial Owner             Beneficial Owner (1)            Percent of Class (1)
Common Stock

                            Terence R. Dellecker (2)
                            75 Rue De Courcelles
                            75008 Paris, France                           366,361 (3)                         2.2%

                            James B. Quarles (2) (4)
                            7400 Beaufont Springs Drive
                            Suite 415
                            Richmond, Virginia 23225                     1,910,000 (5)                       10.3%

                            James G. Zumwalt (2)
                            1831 Wiehle Avenue
                            Suite 103
                            Reston, Virginia 20190                        100,000 (3)                           *

                            Dr. Allen Kahn (2) (4)
                            55 East Washington Street
                            Suite 2117
                            Chicago, Illinois 60602                      6,368,701 (6)                       33.1%

                            Directors and Executive Officers
                            as a group (4 persons)                        8,700,062 (7)                      41.0%

Series A Preferred

                           Dr. Allen Kahn (2) (4)
                           55 East Washington Street
                           Suite 2117
                           Chicago, Illinois 60602                         1,500,000                         85.7%

_________________
*Less than 1%

(1) Based on 16,572,487 shares of Common Stock and 1,750,000 shares of Series A Stock issued and outstanding as of June 3, 2002 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of June 3, 2002.

(2)  Currently serves as a director of the Company.

(3) Represents 100,000 shares of Common Stock issuable upon the exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan.

(4)  An executive officer of the Company.

(5) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Includes 2,550,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(7) Includes 1,575,000 shares of Common Stock issuable upon the exercise of options granted pursuant to the Company's various stock option plans and 5,550,000 shares of Common Stock issuable upon the exercise of warrants granted by the Company.


                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table provides information as to annual and other compensation paid by the Company to its Chief Executive Officer during fiscal 2002. No other executive officer of the Company received over $100,000 in salary and bonus compensation during fiscal 2002.

                                                Annual             Long-term
   Name and Principal                        Compensation      Compensation Awards
       Position                   Year        Salary ($)          Options/SARs
----------------------------    --------  ------------------  ----------------------
James B. Quarles                  2002         163,667                       0
  Chairman, President             2001         170,000                       0
  Chief Executive Officer         2000         170,000               1,000,000  (1)

______________
     (1) Represents warrants to purchase shares of Common Stock at an exercise price of $0.25 per share.

     The compensation committee set the salary of James Quarles at $240,000 annually. Mr. Quarles elected to forego the increase until the cash flow of the Company improves and during the 2002 fiscal year has elected to take $1 annually until the cash flow and profitability of the Company improves.

Stock Option Grants in Fiscal 2002

     Mr. Quarles did not receive any stock options or stock appreciation rights during the Company's 2002 fiscal year.

Stock Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

     The following table shows certain information with respect to the number and value of unexercised options at fiscal 2002 year-end. All options shown for Mr. Quarles are currently exercisable. During fiscal 2002, Mr. Quarles did not exercise any stock options.

                                                    Number of             Value of
                                                 Shares Underlying       Unexercised
                        Number of                   Unexercised          In-the-Money
                     Shares Acquired   Value        Options at            Options at
         Name          on Exercise    Realized    March 31, 2002       March 31, 2002(1)
         ----          -----------    --------    --------------       -----------------
   James B. Quarles          -0-        ---          910,000                  $ -0-

______________
     (1) The exercise prices of the stock options are higher than the fair market value of the stock at March 31, 2002.

                        Board of Directors and Committees

     The Audit Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The current Members of the Audit Committee are Messrs. Dellecker and Zumwalt. The Audit Committee met twice during fiscal 2002, and each member of such committee had an attendance record of 75% or greater.

     The Board of Directors does not have standing compensation committee. The Board of Directors is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management and administering the Company's stock option plans.

     The Board of Directors does not have a standing Nominating Committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company by July 30 of the year preceding the Annual Meeting or within ten days of the date on which notice of an annual meeting for the election of directors is first given to shareholders.

     The Board of Directors meets on a quarterly basis. Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law. Four meetings of the Board of Directors were held during fiscal 2002. Each incumbent director had an attendance record of 75% or greater.

Report of the Audit Committee

          In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each of the members of the Audit Committee is independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards.

          In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls, accounting practices, organization, responsibilities, budget and staffing.

          The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended March 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended March 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.

         Terence Dellecker,       Audit Committee Chairman
         James Zumwalt,           Audit Committee Member

Principal Accounting Firm Fees

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended March 31, 2002 by the Company's principal accounting firm, Goodman & Co.:

Audit Fees .........................  $                       74,200
                                        ----------------------------

All Other Fees .....................  $                       21,929
                                       -----------------------------

                                      $                       96,129
                                        ----------------------------

_______________
 (a) Includes fees for tax return preparation services, consultation on various accounting matters, and other attest services related to the external audit function.

 (b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                              Director Compensation

     Outside directors do not receive any fees for attending meetings of the Board, but are reimbursed for their out-of-pocket expenses in connection therewith. Directors are entitled to receive the base level of stock options awarded to executives.

              Employment Contracts and Change-in-Control Agreements

     The Company does not have any employment contracts or change-in-control agreements with any executive officer.

                          TRANSACTIONS WITH MANAGEMENT

     Effective in 1994, InfraCor of Virginia, Inc., a subsidiary of the Company ("ICVA"), entered into a lease of its premises which are owned by the estate of Stamie E. Lyttle, of which Mr. Lyttle, a former director of the Company is executor, at $10,500 per month for two years. On June 1, 2002, the lease was renewed for a seven-year term at $8,000 per month. Rent expense under this lease was approximately $126,000 for fiscal 2002. The lease will expire on June 1, 2009. The Company believes that the lease is on terms as favorable as those which would be available from non-affiliated third parties.

     During fiscal year 2002, the Company had notes payable to affiliates of $524,566. These affiliates include Mr. Sheth, family members of Mr. Sheth and the Estate of Stamie S. Lyttle. The balance is classified as current and due in 2002. The notes, which are unsecured, bear interest at special rates between six and twelve percent. Interest is payable monthly. The aggregate amount of the notes payable to Mr. Sheth and his family members and affiliates was approximately $100,000 at March 31, 2002. The aggregate amount of the notes payable to the estate of Stamie E. Lyttle was approximately $229,000 as of March 31, 2002. The remaining $195,566 represents loans payable by the Company to certain employees of the Company. The Company believes that the notes are on terms as favorable as those which would be available from non-affiliated third parties.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Board of Directors of the Company has nominated Terence R. Dellecker and James B. Quarles to serve as directors of the Company for fiscal 2003. All nominees are members of the Board of Directors.

     TERENCE R. DELLECKER (age 55) is a lawyer based in Paris, France. He is a member of the New York and Massachusetts bars and is licensed to practice in France as an Avocat a la Cour. He has practiced law since 1970 and specializes in corporate matters, in particular, acquisitions, licensing, mergers and capital restructurings. Mr. Dellecker served as Associate Regional Counsel with the Department of Housing and Urban Development in Boston, Massachusetts from 1972 through 1975. He received his B.S. in Electrical Engineering from Princeton University in 1967 and his J.D. from Harvard Law School in 1970.

     JAMES B. QUARLES (age 49) has served as President and Chief Executive Officer of the Company since January 20, 1998. He became Chairman of the Company's Board of Directors on February 2, 1998. From October 1997 to February 1998, Mr. Quarles was the sole officer, director and shareholder of Q Enterprises, Inc., a Virginia corporation, which purchased substantially all of the assets of ETS Analytical Services, Inc., a wholly-owned subsidiary of the Company, and provided consulting services to the Company. Prior thereto, he was employed as the Senior Vice President for Mergers and Acquisitions with the Company from May 1997 through October 1997, and from January 1987 to December 1996 was Chairman and President of Enviros Inc., a biotechnology company based in Seattle, Washington. Mr. Quarles began his career in the U.S. Navy, where he served under the late Admiral Elmo R. Zumwalt, Jr., former Chief of Naval Operations and the former Coordinator of the Company's discontinued Management Advisory Committee.

     According to Virginia law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. It is the intention of the persons named as proxies in the accompanying Proxy, unless instructed otherwise, to vote for the persons nominated by the Board. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

        THE BOARD RECOMMENDS A VOTE FOR EACH OF THE ABOVE-NAMED NOMINEES.

     The following directors currently serve and were elected by the holders of the Company's Series A Stock pursuant to the Company's Articles of Incorporation, as amended to date.

     JAMES G. ZUMWALT (age 53) currently serves as Vice President of Admiral Zumwalt and Consultants, Inc., an international firm providing expertise to domestic and international clients in exploring and accessing investment opportunities, and as President of J. G. Zumwalt and Associates, Inc., providing corporate, management and real estate services. From 1992 until 1993, Mr. Zumwalt was the Senior Advisor to the Assistant Secretary of State. During the period 1979 through 1990, he served in Corporate Counsel positions with Cummins Engine Company, Inc., and System Planning Corporation and in the private practice of law. Mr. Zumwalt graduated in 1970 from the University of North Carolina, Chapel Hill with a B.A. and from Villanova School of Law in 1979. He served in the United States Navy from 1970 to 1971 and the United States Marine Corps between 1971 and 1976.

     ALLEN KAHN, MD (age 81) began his private practice in 1953 until present in Chicago, Illinois. He received a BS in Biochemistry in 1944 from Pennsylvania State University and a MD in 1949 from University of Pennsylvania. From 1953 to 1957, he attended the Institute for Psychoanalysis of Chicago, Illinois for various seminars and courses. From 1965 through 1995, Dr. Kahn has served in the capacity of an Investor and Board Member for Nease Chemical Company (currently German Chemical Company), Hollymatic Corporation and Pay Fone Systems (currently Pay Chex, Inc.). Dr. Kahn's expertise in entrepreneurial investments of small "concept companies" with eventual profitability and growth began in 1960 until present.

  PROPOSAL NO. 2 - APPROVAL OF THE APPOINTMENT OF GOODMAN & COMPANY, L.L.P. AS
               THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002

     The Board of Directors appointed Goodman & Company, L.L.P. as independent certified public accountants to audit the financial statements of the Company and its subsidiaries for fiscal 2002 and has determined that it would be desirable to request that the shareholders approve such appointment. Shareholder approval is not required for the appointment of Goodman & Company, L.L.P. since the Board of Directors has the responsibility to selecting auditors. However, the appointment is being submitted for the approval at the Annual Meeting. No determination has been made as to what action the Board would take if shareholders do not approve the appointment. A representative of Goodman and Company, L.L.P. is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders.

     The affirmative vote of a majority of the votes cast at the meeting is needed to ratify the appointment of Goodman & Company, L.L.P., as independent certified public accountants of the Company and its subsidiaries for fiscal 2002. If the appointment is not approved, the matter will be referred to the Audit Committee of the Board of Directors for further review.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF GOODMAN & COMPANY,
     L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.


                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Company executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on information provided to the Company, no Section 16(a) reports were required to be filed by Company executive officers and directors during fiscal 2002.

                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Company's next Annual Meeting must be received by the President of the Company, at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, no later than February 28, 2003, in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the share represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                                             By Order of the Board of Directors,



                                             Allen Kahn, MD
                                             Secretary

June 28, 2002

     The Company's Annual Report on Form 10-KSB for fiscal year ended March 31, 2002 is available without charge to any shareholder requesting the same. Written requests should be addressed to the attention of Dr. Allen Kahn., Secretary, InfraCor, Inc., 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225.

                                 INFRACOR, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James B. Quarles and Allen Kahn, jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of InfraCor, Inc. to be held on July 29, 2002 at 10:00 a.m. (local time) at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, or any adjournment thereof, on each of the following matters:

1. To elect two directors to serve until the Annual Meeting of Shareholders in 2003.

     [_]  FOR ALL NOMINEES LISTED BELOW:       [_]  WITHHOLD AUTHORITY TO
                                                    VOTE FOR THOSE INDICATED
                                                    BELOW:

               Terence R. Dellecker             James B. Quarles

     NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.


2. To ratify the selection by the Board of Directors of Goodman & Company, L.L.P., independent certified public accountants, as auditors of the Company and its subsidiaries for fiscal 2002.

    [_]    FOR                 [_]    AGAINST                [_]   ABSTAIN

3. The transaction of any other business which may properly come before the meeting. Management at present knows of no other business to be presented at the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

Date: _____________ , 2002                       ______________________________
                                                         Signature

                                                 ______________________________
                                                   Signature if held jointly